SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  OF EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

                Evergreen Institutional 100% Treasury Money Market Fund, Evergreen Institutional Money Market Fund, Evergreen Institutional Municipal Money Market Fund, Evergreen Institutional Treasury Money Market Fund, Evergreen Institutional U.S. Government Money Market Fund, Evergreen Prime Cash Management Money Market Fund (the “Funds”)

            Effective January 1, 2006, the sub-section in part one of the Funds' Statement of Additional Information entitled “EXPENSES – Advisory Fees” is revised to reflect a change in the management fee structure as follows:

EIMC is entitled to receive from Institutional 100% Treasury Money Market Fund, an annual fee based on the Fund’s average daily net assets, as follows:

Average Daily Net Assets	Fee
First $5 billion	0.21%
Next $2 billion	0.19%
Over $7 billion	0.17%

EIMC is entitled to receive from Institutional Money Market Fund and Institutional Municipal Money Market Fund, an annual fee based on each Fund’s average daily net assets, as follows:

Average Daily Net Assets	Fee
First $15 billion	0.11%
Next $5 billion	0.10%
Over $20 billion	0.09%

EIMC is entitled to receive from Institutional Treasury Money Market Fund, an annual fee based on the Fund’s average daily net assets, as follows:

Average Daily Net Assets	Fee
First $5 billion	0.11%
Next $5 billion	0.10%
Over $10 billion	0.09%

EIMC is entitled to receive from Institutional U.S. Government Money Market Fund, an annual fee based on the Fund’s average daily net assets, as follows:

Average Daily Net Assets	Fee
First $10 billion	0.12%
Next $5 billion	0.11%
Over $15 billion	0.10%

EIMC is entitled to receive from Prime Cash Management Money Market Fund, an annual fee based on the Fund’s average daily net assets, as follows:

Average Daily Net Assets	Fee
First $3 billion	0.20%
Next $2 billion	0.18%
Over $5 billion	0.15%
October 17, 2005	574756 (10/05)